                                                                    Exhibit 99.2

       IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

                                  DETACH HERE

                                     PROXY

                              WOOD ALLIANCE, INC.

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD          , 2001

                  THIS PROXY IS BEING SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF WOOD ALLIANCE, INC.

   The undersigned, having received the Notice of Special Meeting and the Joint
Proxy Statement/Prospectus, hereby appoints       ,        and        , and
each of them, attorneys and proxies for the undersigned (with full power of substitution) to attend the above Special Meeting and all adjournments thereof (the "Wood Special Meeting") and to act for and to vote all shares of Wood
Alliance, Inc. on , 2001 at   a.m., local time, at 3073 Corvin Drive, Santa
Clara, California.

   When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will grant authority to vote "FOR" the Proposal on the reverse side, and in their discretion on any other business matters or proposals as may properly come before the Wood Special Meeting.

SEE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION, JUST SIGN ON THE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES.


                               -----------------
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                               SEE REVERSE SIDE
                               -----------------

[X]  PLEASE MARK VOTES AS IN
THIS EXAMPLE

   Proposal to approve and adopt the merger agreement, dated as of June 23, 2001, as amended and restated on August 30, 2001, by and among iPrint Technologies, inc., Metal Combination Corp., a newly formed and wholly-owned subsidiary of iPrint, Wood, and solely for purposes of Article VIII and Article X thereof, James D. Childers, as shareholders' representative, pursuant to which Metal Combination Corp. will merge with and into Wood, and Wood will become a wholly-owned subsidiary of iPrint. The approval and adoption of the merger agreement will also constitute approval of the merger, the terms of the agreement of merger to be filed with the Secretary of State of the State of California, and the other transactions contemplated by the merger agreement, including (i) the approval of the appointment of James D. Childers as the shareholder representative, as agent and attorney-in-fact for and on behalf of each Wood shareholder in accordance with the powers and limitations provided for the shareholder representative in the merger agreement, and (ii) the approval of the escrow and indemnification obligations of Wood shareholders set forth in the merger agreement.

                       [_]            [_]            [_]
                       FOR          AGAINST        ABSTAIN

              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [_]

                                            Please sign exactly as name appears
                                            hereon. Joint owners should each
                                            sign. When signing as attorney,
                                            executor, administrator, trustee or
                                            guardian, please give full title as
                                            such.


                                            ----------------------------------
                                            SIGNATURE


                                            ----------------------------------
                                            DATE


                                            ----------------------------------
                                            SIGNATURE


                                            ----------------------------------
                                            DATE